Supplemental Material First Quarter 2016 Exhibit 99.2

This presentation contains forward-looking statements, as defined by Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities Exchange Commission. CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Forward Looking Statement

4 3 2 10 86 73 92 126 45 45 8 23 28 As of 3/31/16 Headquartered in Davenport, FL on the I-4 Corridor $5.0B in assets $3.1B in loans $4.1B in deposits Company formed: June 2000 72 branches (66 branches pro forma) Correspondent banking segment Corporate Overview Pro Forma Commercial and Retail Banking Offices Correspondent Banking – Client Banks (606)

# Acquisition History

**Since 2009, CSFL has completed 13 transactions.**

## 2009

**Corresp. Banking Division**

Management Lift-out
Silverton Bank
Atlanta, GA
July 2009

**Ocala National Bank**

| | |
|---|---|
| Type | FDIC Assisted |
| Closing Date | January-09 |
| Headquarters | Ocala, FL |
| Assets ($mm) | $180.5 |

## 2010

**Olde Cypress Community Bank**

| | |
|---|---|
| Type | FDIC Assisted |
| Closing Date | July-2010 |
| Headquarters | Clewiston, FL |
| Assets ($mm) | $155.7 |

**Comm. Nat'l Bank at Bartow**

| | |
|---|---|
| Type | FDIC Assisted |
| Closing Date | August-2010 |
| Headquarters | Bartow, FL |
| Assets ($mm) | $64.7 |

**Independent National Bank**

| | |
|---|---|
| Type | FDIC Assisted |
| Closing Date | August-2010 |
| Headquarters | Ocala, FL |
| Assets ($mm) | $155.4 |

## 2011

**Carolina First Bank (TD Bank)**

| | |
|---|---|
| Type | Acquisition of Assets |
| Closing Date | January- 2011 |
| Assets ($mm) | $126.6 |

**Federal Trust Corporation**

| | |
|---|---|
| Type | Whole Bank |
| Closing Date | November-2011 |
| Headquarters | Sanford, FL |
| Assets ($mm) | $251.4 |

## 2012

**Central FL State Bank**

| | |
|---|---|
| Type | FDIC Assisted |
| Closing Date | January-2012 |
| Headquarters | Belleview, FL |
| Assets ($mm) | $66.0 |

**First Guaranty Bank & Trust**

| | |
|---|---|
| Type | FDIC Assisted |
| Closing Date | January-2012 |
| Headquarters | Jacksonville, FL |
| Assets ($mm) | $363.7 |

## 2013

## 2014

**Gulfstream Bancshares, Inc.**

| | |
|---|---|
| Type | Whole Bank |
| Closing Date | January-2014 |
| Headquarters | Stuart, FL |
| Assets ($mm) | $585.3 |

**First Southern Bancorp, Inc.**

| | |
|---|---|
| Type | Whole Bank |
| Closing Date | June-2014 |
| Headquarters | Boca Raton, FL |
| Assets ($mm) | $1,052.2 |

## 2015

**SouthBank, F.S.B.**

| | |
|---|---|
| Type | Acquisition of Assets |
| Closing Date | July-2015 |
| Assets ($mm) | $14.6 |

## 2016

**Community Bank of So. FL, Inc.**

| | |
|---|---|
| Type | Whole Bank |
| Closing Date | March-2016 |
| Headquarters | Homestead, FL |
| Assets ($mm) | $521 |

**Hometown of Homestead Bk Co.**

| | |
|---|---|
| Type | Whole Bank |
| Closing Date | March-2016 |
| Headquarters | Homestead, FL |
| Assets ($mm) | $317 |

CenterState
BANKS, INC.

Operating ROAA (1) Profitability Metrics EPS & Operating EPS (1) (1) Operating ROAA and EPS exclude gain on sale of available for sale securities, bargain purchase gains, other nonrecurring income, merger related expenses, branch closure and efficiency initiatives, and other nonrecurring expense, net of tax.

10 Efficiency Ratio * Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]

Loan Production by Quarter ($ in millions) * Excludes PCI loans. 10% growth 1Q16* (annualized) $226M new production / $189M funded 41% CRE / 27% C&I / 17% SF / 15% other Pipeline $354M at Mar. 31 versus $266M at Dec. 31 1Q16 Highlights

Operating Leverage Through Branch Consolidation 130% growth in deposits per branch and 100% growth in number of core accounts per branch 37 83 54 66 Jan. 2009 2009 ……to.…… 3/31/16 Mar. 2016 * Number of branches at 3/31/16 less announced branch consolidations. 37 Branches Average Size $27M & 1,200 core accounts 79 Branches Acquired Plus 4 De-novo Branches 54 Branches Consolidated, Closed or Sold 66* Branches Average Size $62M & 2,400 core accounts

Number of Deposit Accounts (000’s) Premium Core Deposit Franchise Cost of Deposits 2011 – 2015 CAGR: 8.2% Deposit Mix vs. Peers † Core deposits defined as non-time deposits. * Source: SNL Financial; as of MRQ available. Peers include the following: ABCB, BNCN, CBF, CCBG, CFNL, CHCO, FBNC, FFIN, FNBC, HOMB, LION, LTXB, OZRK, PNFP, RNST, SBCF, SBSI, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, WSBC

FDIC Loss Share Termination - Potential for Recoveries This graph represents charge-off activity, net of recoveries, on loan pools that remained covered under loss share agreements at 12/31/15. Charge-offs as a % of Average Carrying Balance 0.72% -1.79%

Total Loans by Type Total Loans Detail                   Loan Type No. of Loans Balance Avg Loan Balance     Residential Real Estate 6,659 $ 800 MM $120,100   CRE Owner Occupied 1,434 $ 592 MM $412,800 CRE Non-Owner Occupied 1,134 $938 MM $827,200   Construction, A&D, & Land 610 $ 131 MM $214,800   Commercial & Industrial 2,612 $ 374 MM $143,200   Consumer & All Other 4,167 $ 76 MM $18,200   Total   16,616   $2,911 MM   $175,200 Total Loan Portfolio as of March 31, 2016 Excluding purchased credit-impaired loans

Loans, excluding PCI loans Yields (TEY) Average Balances ($ in billions) NPAs / Loans & OREO (%) Source: SNL Financial, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include ABCB, BNCN, CBF, CCBG, CFNL, CHCO, FBNC, FFIN, FNBC, HOMB, LION, LTXB, OZRK, PNFP, RNST, SBCF, SBSI, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, WSBC. Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion. Net Charge-offs (Recoveries) / Average Non PCI loans (%) * annualized

Total Deposits by Type Total Deposits Detail 23 Total Deposit Portfolio as of March 31, 2016                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 72,797 $ 1,490 MM $20,500   Now Accounts 55,893 $ 756 MM $13,500   Savings Deposits 23,055 $ 342 MM $14,800   Money Market 7,584 $ 872 MM $115,000 Certificates of Deposits 13,339 $ 632 MM $47,400     Total   172,668   $ 4,092 MM   $23,700 Checking Accounts (DDA & NOW) No. of Accounts $ Balance Retail 76% 29% Commercial 24% 71% Top 10 represent 4.4% of total deposits Top 20 represent 6.3% of total deposits Deposit Relationships

Net Interest Margin tax equivalent Quarter to Quarter Comparison  4Q15  1Q16 $ in thousands Average Avg Average Avg Balance Rate Balance Rate Loans $2,363,060 4.42% $2,569,240 4.46% PCI loans 222,685 16.78% 214,998 16.66% Securities 822,386 2.68% 889,488 2.83% Fed funds sold and other 211,112 0.76% 225,302 0.96% Total interest earning assets $3,619,243 4.57% $3,899,028 4.56% Interest bearing deposits $2,072,838 0.26% $2,266,700 0.26% All other 254,544 0.73% 252,672 0.86% Total interest bearing liabilities $2,327,382 0.31% $2,519,372 0.32% NIM, as reported   4.37%   4.35% Less accelerated accretion* (0.08%) (0.12%) NIM, excluding accelerated accretion 4.29% 4.23% NIM - 5 quarter history * PCI and NonPCI loan accelerated accretion of $742 and $1,172 during 4Q15 and 1Q16, respectively.

Non-Interest Income – 1Q16 Components * Includes FDIC Indemnification Asset amortization and indemnification income. ^ Includes gain on early extinguishment of debt.

Non-interest expense, ROE and EPS include corporate overhead allocations. Assumes 8% capital allocation. Correspondent Banking Income Analysis Correspondent Earnings Measures (1)   2010 2011 2012 2013 2014 2015 1Q16†     ROE2 59.07% 25.67% 46.17% 4.46% 11.24% 22.06% 32.24% EPS $0.24 $0.11 $0.19 $0.02 $0.04 $0.14 $0.06

Non-Interest Expense – 1Q16 Components ($1.0) Total non-operating expense includes merger related expenses, impairment on property held for sale and termination of FDIC loss share agreements.

Investor Contacts Ernie Pinner Executive Chairman esp@centerstatebank.com 863-419-7732 John Corbett President & Chief Executive Officer jcorbett@centerstatebank.com 863-294-6383 Jim Antal Chief Financial Officer jantal@centerstatebank.com 863-419-7775 Steve Young Treasurer Chief Operating Officer of Subsidiary Bank syoung@centerstatebank.com 863-294-8108